                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Government Securities Income Fund--U.S. Treasury Strategy Trust--1, Defined Asset Funds

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 33-48915 of our opinion dated August 4, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
August 25, 1999